------------------------------------------------------------------------------




                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                    Date of Report (Date of earliest Event
                            Reported): May 29, 2003



       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
       Agreement, dated as of May 1, 2003, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securization Trust
                 2003-A6, Mortgage Pass-Through Certificates,
                                Series 2003-F).

                               IndyMac MBS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)

               Delaware                               333-102888                      95-4791925
--------------------------------------                ----------                      ----------
     (State or Other Jurisdiction                    (Commission                  (I.R.S. Employer
           of Incorporation)                         File Number)                 Identification No.)


155 North Lake Avenue
Pasadena, California                                                     91101
--------------------                                                   ---------
(Address of Principal                                                  (Zip Code)
 Executive Offices)



Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

------------------------------------------------------------------------------

Item 5.   Other Events.
          ------------

          Filing of Certain Materials
          ---------------------------

     In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2003-F (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          ------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

          5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

          8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1)

          23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC MBS, INC.



                                                By:  /s/ Victor H. Woodworth
                                                     -------------------------
                                                     Victor H. Woodworth
                                                     Vice President



Dated: May 29, 2003

                                 Exhibit Index


Exhibit                                                                  Page
-------                                                                  ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                  5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in
        Exhibit 5.1)                                                        5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibits 5.1 and 8.1)                                               5